                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        MARCH 2, 2001 (FEBRUARY 25, 2001)

                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     000-29222                13-3575874
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



                                4520 MAIN STREET
                                    SUITE 930
                              KANSAS CITY, MO 64111
                    (Address of principal executive offices)



                                 (816) 960-1333
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         (a)      RESIGNATION OF CEO.

         Jeffrey M. Jonas, M.D. had resigned as the President and Chief Executive Officer of AVAX Technologies, Inc. and as a member of the company's Board of Directors effective February 28, 2001. Dr. Jonas became President and CEO in 1996, and will stay on in an advisory capacity as he pursues other opportunities outside the company. David L. Tousley, AVAX's Chief Financial Officer will handle Dr. Jonas' responsibilities on an interim basis, while the Company conducts a search for a permanent CEO replacement. Additionally, AVAX announced that Mr. Tousley has also been appointed Chief Operating Officer, a newly created position.

         The Company and Dr. Jonas have entered into a Severance Agreement dated February 25, 2001. Significant provisions of the Severance Agreement include the following:

         - The Company will pay Dr. Jonas a lump sum payment equal to (i) $315,000 on March 6, 2001, and (ii) $78,750 on March 1, 2002. The
              second severance payment is subject to offset by any payments that Dr. Jonas is then entitled to earn as salary from alternative employment during the period from March 1, 2002 through May 31, 2002.

         - The Company has previously granted to Dr. Jonas options to purchase an aggregate of 962,761.50 shares (the "Stock Options") of the Company's common stock. Through June 30, 2002, the Stock Options will continue to vest and become fully exercisable in accordance with the respective vesting schedule (attached to the Severance Agreement as Schedule 2) for each Stock Option. On July 1, 2002, all Stock Options that have not previously vested will expire. Notwithstanding anything in the Severance Agreement to the contrary, all then outstanding Stock Options will vest and become fully exercisable on the 10th business day preceding the record date or effective date, as applicable, of a Change of Control, as defined in the letter of employment dated May 17, 1996, as amended on April 7, 1997, from the Company to Dr. Jonas. As of June 30, 2002, Dr. Jonas will have vested with respect to 808,803 Stock Options, assuming no Change of Control in the Company has occurred.

         - Dr. Jonas has represented to the Company that as of the date of the Severance Agreement he owns 9,301 shares of common stock (excluding common stock issuable upon exercise of the Stock Options). Those shares are not subject to any market hold-off agreement in the Severance Agreement.

         -    Commencing on February 25, 2001,  and  continuing  until
              February 28, 2002, Dr. Jonas has agreed not sell any shares of common stock that are issued upon the exercise of Dr. Jonas's options and that are acquired by Dr. Jonas after February 25, 2001. From March 1, 2002, to February 28, 2004, Dr. Jonas may sell during any given calendar week no more than 10,000 shares of common stock. Sales of shares may be made in blocks of not more than 5,000 shares per day. The foregoing provisions do not apply to any sale or other disposition of shares of common stock by Dr. Jonas in any transaction approved by the Board of Directors of the Company or to any sale or other disposition in a private transaction in which the purchaser agrees in writing to be bound by the restrictions on transfer contained in those sections of the Severance Agreement.

         - Dr. Jonas has agreed that from February 25, 2001, until August 31, 2002, he will not, directly or indirectly, without the prior written consent of the Company, solicit or induce any employee of the Company or any of its subsidiaries, affiliates, successors or assigns to leave the employ of the Company or any affiliate. From February 25, 2001, Dr. Jonas has agreed not to hire, for any purpose, any present or former employee of the Company, or any of its subsidiaries, affiliates, successors or assigns; provided, however, notwithstanding any provision of the Severance Agreement to the contrary, Dr. Jonas may hire his former executive assistant for any purpose.

         - Dr. Jonas agrees that until August 31, 2001, he shall not in any manner, directly or indirectly, on behalf of himself or any person, firm, partnership, joint venture, corporation or other business entity ("Person"), enter into or engage in any business whose primary focus is in the area of cancer vaccines (the "Restricted Business"), either as an individual for his own account, or as a partner, joint venturer, executive, agent, consultant, salesperson, officer, director or shareholder of a Person whose primary focus is the Restricted Business; provided, however, that nothing herein will preclude Dr. Jonas from holding one percent (1%) or less of the stock of any publicly traded company or from holding a position with a Person whose primary focus is the Restricted Business so long as (i) Dr. Jonas works in a division of such Person whose primary focus is not the Restricted Business and (ii) Dr. Jonas has no responsibilities for the direct supervision of, and will not in the ordinary course of discharging his responsibilities become involved in the analysis of proprietary data or marketing strategies relating to the Restricted Business.

         As required by applicable law, Dr. Jonas has until March 5, 2001 (the 7th day after the signing of the Severance Agreement) to revoke the terms of the Severance Agreement, in which case the entire Agreement will be thereby revoked. The Severance Agreement also includes miscellaneous provisions customary for a severance agreement, including mutual releases between the Company and Dr. Jonas.

         (b)      OTHER CHANGES IN BOARD OF DIRECTORS.

         Unrelated to the resignation of Dr. Jonas, Gary S. Lazar, M.D., F.A.C.P., resigned as a member of the Board of Directors, of the Company effective January 20, 2001. Dr. Lazar had served as a member of the Board since September 1999.

         Effective February 25, 2001, the Board of Directors added Dr. Jean-Loup Salzmann to the Board of Directors. Dr. Salzmann was one of two principal owners of Genopoietic, which was acquired by the Company on August 24, 2000. As part of the Genopoietic acquisition agreement, the Board agreed to add a representative of Genopoietic to the Board. Dr. Salzmann has served as a consultant to the Company and its subsidiaries since August 24, 2000.

         Dr. Salzmann is a University Professor and Hospital Practitioner in Histology at Paris Nord University, as well as head of the Histology and Gene Therapy Laboratory at Bobigny's UFR, a medical school. Previously, he was a technical advisor to the French Minister of Research for Medicine and Life Sciences (Hubert Curien) for five years. Dr. Salzmann is an M.D. and holds a Ph.D. in biological sciences.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBITS.
         99.1     Press Release dated February 26, 2001.

         99.2     Severance  Agreement dated February 25, 2001, between AVAX
                  Technologies,  Inc. and Dr. Jeffrey M. Jonas.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AVAX TECHNOLOGIES, INC.

Date:  March 2, 2001

                                      By: /s/ David L. Tousley
                                          --------------------------------------
                                      Name:    David L. Tousley
                                      Title:   Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
     99.1         Press Release dated February 26, 2001.

     99.2         Severance Agreement dated February 25, 2001, between AVAX
                  Technologies, Inc. and Dr. Jeffrey M. Jonas.